UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

PROCESSA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39531	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 21st Street, Suite 300 Vero Beach, FL	32960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 453-2899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2026, Processa Pharmaceuticals, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company approved an amendment to Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan (“Incentive Plan”) to increase the number of shares available for issuance under the plan by 200,000 shares. A more detailed description of the Incentive Plan was set forth in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on June 18, 2026 (the “Proxy Statement”) under the heading “Proposal No. 2: Approval of Amendment and Restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan.” The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Present at the Annual Meeting in person or by proxy were holders of shares of common stock of the Company, representing at least one-third (1/3) of the voting power of the common stock of the Company issued and outstanding and entitled to vote as of the close of business on June 1, 2026, the record date for the Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the shareholders of the Company voted on the following four proposals:

1.	The election of all six directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified based on the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Justin Yorke	710,505	-	25,030	825,288
George Ng	702,195	-	33,340	825,288
Khoso Baluch	696,796	-	38,739	825,288
James Neal	709,887	-	25,648	825,288
Geraldine Pannu	705,652	-	29,883	825,288
Dr, David Young	698,511	-	37,024	825,288

2.	The amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the plan by 200,000 shares (the “OIP Proposal”) was approved based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
579,877	152,958	2,700	825,288

3.	The appointment of Cherry Bekaert, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
1,541,664	12,770	6,389	-

4.	The advisory vote relating to compensation of our named executive officers was approved based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
640,726	89,886	4,923	825,288

Item 9.01(d)	Financial Statements and Exhibits

10.1	Amended and Restated Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan (incorporated by reference to Appendix A of Schedule DEF 14A filed on June 18, 2026)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCESSA PHARMACEUTICALS, INC.

Date: August 4, 2026	By:	/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer